UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 2
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
SEPTEMBER 22, 2006
Date of Report (Date of earliest event reported)
DIRECTED ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

FLORIDA	000-51664	65-0964171

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
1 VIPER WAY
VISTA, CALIFORNIA
92081
(Address of Principal Executive Offices) (Zip Code)
(760) 598-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

EXPLANATORY NOTE
     This Amendment No. 2 to Form 8-K amends our Form 8-K dated September 22, 2006, originally filed with the Securities and Exchange Commission on September 26, 2006, as amended by Amendment No. 1 to Form 8-K, filed with the Securities and Exchange Commission on September 29, 2006 (as amended, the “Original Report”). We filed the Original Report to report our acquisition of all of the outstanding capital stock of Polk Holding Corp (“Polk”). As permitted by Items 9.01(a)(4) and 9.01(b)(2), we are filing this amendment to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b).
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
          The Balance Sheets as of March 26, 2006 and March 27, 2005, and Statements of Earnings and Comprehensive Income, Statements of Stockholders’ Equity, and Statements of Cash Flows for the years ended March 26, 2006, March 27, 2005, and March 28, 2004 of Polk required by this Item 9.01(a) were filed with the Original Filing.
          The Balance Sheet as of June 25, 2006, and Statements of Earnings and Statements of Cash Flows for the three months ended June 25, 2006 and June 26, 2005 of Polk required by this Item 9.01(a) are attached hereto as Exhibit 99.1 and are incorporated herein by reference.
     (b) Pro Forma Financial Information.
          The unaudited pro forma financial information required by this Item 9.01(b) pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     (c) Shell Company Transactions.
          Not applicable.
     (d) Exhibits.

Exhibit
Number
99.1	Financial Statements of Business Acquired

Unaudited Balance Sheet as of June 25, 2006, and Statements of Earnings and Statements of Cash Flows for the three months ended June 25, 2006 and June 26, 2005

99.2	Pro Forma Financial Information

Unaudited Pro Forma Combined Consolidated Balance Sheet as of June 30, 2006, and Statements of Operations for the six months ended June 30, 2006 and the year ended December 31, 2005

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTED ELECTRONICS, INC.

Date: December 8, 2006	By:	/s/ John D. Morberg

John D. Morberg
Vice President — Finance, Chief Financial
Officer, and Treasurer

EXHIBIT INDEX

99.1	Financial Statements of Business Acquired

Unaudited Balance Sheet as of June 25, 2006, and Statements of Earnings and Statements of Cash Flows for the three months ended June 25, 2006 and June 26, 2005

99.2	Pro Forma Financial Information

Unaudited Pro Forma Combined Consolidated Balance Sheet as of June 30, 2006, and Statements of Operations for the six months ended June 30, 2006 and the year ended December 31, 2005